Exhibit 99.2

Unaudited Pro Forma Consolidated Financial Information

FXCM Inc.

As of and For the Six Months Ended June 30, 2016

and For the Year Ended December 31, 2015

Unaudited Pro Forma Consolidated Financial Information

On September 1, 2016, FXCM Inc. (“FXCM” or the "Company") and Leucadia National Corporation (“Leucadia”) amended the terms of the Amended and Restated Credit Agreement (the "Credit Agreement") and terminated the Amended and Restated Letter Agreement (the "Letter Agreement"), each dated January 24, 2015. Among other amendments, the maturity date of the Credit Agreement has been extended by one year to January 16, 2018. Effective September 1, 2016, the Letter Agreement is replaced with the Amended and Restated Limited Liability Company Agreement of FXCM Group, LLC (the “LLC Agreement”), pursuant to which Leucadia owns a 49.9% membership interest in FXCM Group, LLC ("FXCM Group") and FXCM Holdings, LLC ("FXCM Holdings") owns a 50.1% membership interest in FXCM Group. Concurrently with the execution of the LLC Agreement, (1) FXCM Group and FXCM Holdings entered into a Management Agreement, pursuant to which FXCM Holdings manages the assets and day-to-day operations of FXCM Group, and (2) FXCM Group adopted a 2016 Incentive Bonus Plan for Founders and Executives under which participants are entitled to certain distributions made after Leucadia’s principal and interest under the Credit Agreement are repaid. The events described herein are collectively referred to as the "Restructuring Transaction."

The accompanying unaudited pro forma consolidated financial information is based on the historical consolidated financial statements of the Company (excluding amounts related to discontinued operations in the historical consolidated statements of operations), after giving effect to the Restructuring Transaction, and reflects the assumptions and adjustments described in the accompanying notes. The Unaudited Pro Forma Consolidated Statement of Financial Condition gives effect to the Restructuring Transaction as if it had occurred on June 30, 2016. The Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 give effect to the Restructuring Transaction as if it had occurred on January 1, 2015.

The pro forma adjustments are based on information presently available and assumptions that the Company believes are reasonable under the circumstances; however, the actual amounts may differ materially from the information presented. In accordance with the regulations of the Securities and Exchange Commission, the pro forma adjustments are directly attributable to the Restructuring Transaction, factually supportable and, with respect to the Unaudited Pro Forma Consolidated Statements of Operations, expected to have a continuing impact on the Company's operating results.

The unaudited pro forma consolidated financial information is presented for informational purposes only and is not necessarily indicative of what the financial position and results of operations actually would have been had the Restructuring Transaction been completed as of the date or for the periods presented, nor does such financial information purport to represent the results of future periods.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Unaudited Pro Forma Consolidated Statement of Financial Condition

As of June 30, 2016

(In thousands)

	Historical FXCM Inc.	Pro Forma Adjustments		Pro Forma FXCM Inc.
Assets
Current assets
Cash and cash equivalents	$208,707	$—		$208,707
Cash and cash equivalents, held for customers	662,392	—		662,392
Due from brokers	2,071	—		2,071
Accounts receivable, net	1,468	—		1,468
Tax receivable	21	—		21
Current assets held for sale	199,730	—		199,730
Total current assets	1,074,389	—		1,074,389
Deferred tax asset	15	—		15
Office, communication and computer equipment, net	35,505	—		35,505
Goodwill	25,363	—		25,363
Other intangible assets, net	9,670	—		9,670
Other assets	12,393	—		12,393
Total assets	$1,157,335	$—		$1,157,335
Liabilities and Stockholders' Deficit
Current liabilities
Customer account liabilities	$662,392	$—		$662,392
Accounts payable and accrued expenses	41,597	—		41,597
Due to brokers	12,176	—		12,176
Current liabilities held for sale	13,690	—		13,690
Total current liabilities	729,855	—		729,855
Deferred tax liability	280	—		280
Senior convertible notes	157,795	—		157,795
Credit Agreement	180,153	—		180,153
Derivative liability — Letter Agreement	209,458	(209,458)	(a)	—
Other liabilities	13,543	—		13,543
Total liabilities	1,291,084	(209,458)		1,081,626

Redeemable non-controlling interest	—	112,653	(b)	112,653

Stockholders' Deficit
Class A common stock	56	—		56
Class B common stock	1	—		1
Additional paid-in-capital	268,112	65,731	(c)	333,843
Accumulated deficit	(421,414)	—		(421,414)
Accumulated other comprehensive loss	(766)	—		(766)
Total stockholders’ deficit, FXCM Inc.	(154,011)	65,731		(88,280)
Non-controlling interests	20,262	31,074	(c)	51,336
Total stockholders’ deficit	(133,749)	96,805		(36,944)
Total liabilities, Redeemable non-controlling interest and stockholders’ deficit	$1,157,335	$—		$1,157,335

The accompanying notes are an integral part of the unaudited pro forma consolidated financial information.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2016

(In thousands, except per share data)

	Historical FXCM Inc.(1)	Pro Forma Adjustments		Pro Forma FXCM Inc.
Revenues
Trading revenue	$138,705	$—		$138,705
Interest income	1,109	—		1,109
Brokerage interest expense	(427)	—		(427)
Net interest revenue	682	—		682
Other income	2,684	—		2,684
Total net revenues	142,071	—		142,071
Operating Expenses
Compensation and benefits	49,177	—		49,177
Referring broker fees	19,579	—		19,579
Advertising and marketing	10,284	—		10,284
Communication and technology	14,121	—		14,121
Trading costs, prime brokerage and clearing fees	1,737	—		1,737
General and administrative	38,980	—		38,980
Bad debt recovery	(141)	—		(141)
Depreciation and amortization	14,193	—		14,193
Total operating expenses	147,930	—		147,930
Operating loss	(5,859)	—		(5,859)
Other Income (Expense)
Gain (loss) on derivative liabilities — Letter & Credit Agreements	227,360	(239,000)	(d)	(11,640)
Loss on equity method investments, net	338	—		338
Interest on borrowings	41,755	(7,258)	(e)	34,497
Income (loss) from continuing operations before income taxes	179,408	(231,742)		(52,334)
Income tax provision	143	—		143
Income (loss) from continuing operations	179,265	(231,742)		(52,477)
Net income (loss) from continuing operations attributable to non-controlling interest in FXCM Holdings, LLC	57,378	(67,852)	(f)	(10,474)
Net loss from continuing operations attributable to redeemable non-controlling interest	—	(20,368)	(g)	(20,368)
Net income from continuing operations attributable to other non-controlling interests	122	—		122
Income (loss) from continuing operations attributable to FXCM Inc.	$121,765	$(143,522)	(h)	$(21,757)

Weighted average shares of Class A common stock outstanding — Basic and Diluted	5,603			5,603
Income (loss) per share from continuing operations attributable to stockholders of Class A common stock of FXCM Inc. — Basic and Diluted	$21.73			$(3.88)

(1)	Historical FXCM Inc. information has been revised to exclude amounts related to discontinued operations

The accompanying notes are an integral part of the unaudited pro forma consolidated financial information.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2015

(In thousands, except per share data)

	Historical FXCM Inc.(1)	Pro Forma Adjustments		Pro Forma FXCM Inc.
Revenues
Trading revenue	$250,042	$—		$250,042
Interest income	1,827	—		1,827
Brokerage interest expense	(818)	—		(818)
Net interest revenue	1,009	—		1,009
Other income	151,227	—		151,227
Total net revenues	402,278	—		402,278
Operating Expenses
Compensation and benefits	93,413	—		93,413
Referring broker fees	54,827	—		54,827
Advertising and marketing	14,932	—		14,932
Communication and technology	33,545	—		33,545
Trading costs, prime brokerage and clearing fees	3,952	—		3,952
General and administrative	58,436	—		58,436
Bad debt expense	256,950	—		256,950
Depreciation and amortization	28,331	—		28,331
Goodwill impairment loss	9,513	—		9,513
Total operating expenses	553,899	—		553,899
Operating loss	(151,621)	—		(151,621)
Other Expense
Loss on derivative liability — Letter Agreement	354,657	(354,657)	(d)	—
Loss on equity method investments, net	467	—		467
Interest on borrowings	126,560	(10,516)	(e)	116,044
Loss from continuing operations before income taxes	(633,305)	365,173		(268,132)
Income tax provision	181,198	—		181,198
Loss from continuing operations	(814,503)	365,173		(449,330)
Net loss from continuing operations attributable to non-controlling interest in FXCM Holdings, LLC	(301,130)	159,766	(f)	(141,364)
Net loss from continuing operations attributable to redeemable non-controlling interest	—	(72,352)	(g)	(72,352)
Net income from continuing operations attributable to other non-controlling interests	227	—		227
Loss from continuing operations attributable to FXCM Inc.	$(513,600)	$277,759	(h)	$(235,841)

Weighted average shares of Class A common stock outstanding — Basic and Diluted	5,087			5,087
Loss per share from continuing operations attributable to stockholders of Class A common stock of FXCM Inc. — Basic and Diluted	$(100.96)			$(46.36)

(1)	Historical FXCM Inc. information has been revised to exclude amounts related to discontinued operations

The accompanying notes are an integral part of the unaudited pro forma consolidated financial information.

Notes to Unaudited Pro Forma Consolidated Financial Information

Note 1 — Basis of Pro Forma Presentation

On September 1, 2016, FXCM Inc. (“FXCM” or the "Company") and Leucadia National Corporation (“Leucadia”) amended the terms of the Amended and Restated Credit Agreement (the "Credit Agreement") and terminated the Amended and Restated Letter Agreement (the "Letter Agreement"), each dated January 24, 2015. Among other amendments, the maturity date of the Credit Agreement has been extended by one year to January 16, 2018. The Letter Agreement was replaced with the Amended and Restated Limited Liability Company Agreement of FXCM Group, LLC (the “LLC Agreement”), pursuant to which Leucadia owns a 49.9% membership interest in FXCM Group, LLC ("FXCM Group") and FXCM Holdings, LLC ("FXCM Holdings") owns a 50.1% membership interest in FXCM Group. Leucadia will be entitled to receive additional distributions of proceeds that, when added to its 49.9% membership interest, result in the following distribution percentages:

Waterfall under the LLC Agreement
Amounts due under the Credit Agreement	100% Leucadia
Next $350 million	45% Leucadia / 45% FXCM / 10.0% FXCM Management
Next $500 million	79.2% Leucadia / 8.8% FXCM / 12.0% FXCM Management
All aggregate amounts thereafter	51.6% Leucadia / 34.4% FXCM / 14.0% FXCM Management

Concurrently with the execution of the LLC Agreement, (1) FXCM Group and FXCM Holdings entered into a Management Agreement pursuant to which FXCM Holdings will control the significant decisions of FXCM Group by managing the assets and day-to-day operations, and (2) FXCM Group adopted a 2016 Incentive Bonus Plan for Founders and Executives under which participants are entitled to certain distributions made after Leucadia’s principal and interest under the Credit Agreement are repaid. The events described herein are collectively referred to as the "Restructuring Transaction."

The unaudited pro forma consolidated financial information is based on the historical consolidated financial statements of the Company (excluding amounts related to discontinued operations in the historical consolidated statements of operations), after giving effect to the Restructuring Transaction, and reflects the assumptions and adjustments described below. The Unaudited Pro Forma Consolidated Statement of Financial Condition gives effect to the Restructuring Transaction as if it had occurred on June 30, 2016. The Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 give effect to the Restructuring Transaction as if it had occurred on January 1, 2015. The pro forma adjustments are based on information presently available and assumptions that the Company believes are reasonable under the circumstances; however, the actual amounts may differ materially from the information presented. In accordance with the regulations of the Securities and Exchange Commission, the pro forma adjustments are directly attributable to the Restructuring Transaction, factually supportable and, with respect to the Unaudited Pro Forma Consolidated Statements of Operations, expected to have a continuing impact on the Company's operating results.

The unaudited pro forma consolidated financial information is presented for informational purposes only and is not necessarily indicative of what the financial position and results of operations actually would have been had the Restructuring Transaction been completed as of the date or for the periods presented, nor does such financial information purport to represent the results of future periods.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Note 2 — Pro Forma Adjustments

Adjustments included in the column under the heading "Pro Forma Adjustments" represent the following:

(a)	Adjustment to reflect the elimination of the derivative liability associated with the Letter Agreement resulting from the termination and exchange of the Letter Agreement for the issuance of a 49.9% non-controlling membership interest in FXCM Group to Leucadia.

Notes to Unaudited Pro Forma Consolidated Financial Information

Note 2 — Pro Forma Adjustments (continued)

(b)	Adjustment to reflect the issuance of a 49.9% non-controlling membership interest in FXCM Group to Leucadia. The cash distributions from FXCM Group will be allocated between its members based on the contractual waterfall as described in Note 1. The waterfall is deemed to be a substantive profit sharing arrangement and the non-controlling interest is determined on a hypothetical liquidation at book value method (the “HLBV method”) which is based on amounts each member would hypothetically receive at the balance sheet date assuming FXCM Group was liquidated at the recorded amounts in accordance with generally accepted accounting principles and distributed according to such formula. As described in Note 1, actual cash distributions to members of FXCM Group will differ.

(c)	As transactions with other non-controlling shareholders are recorded in equity, the difference between adjustments (a) and (b) above is allocated between the controlling and non-controlling shareholders of FXCM Holdings based on their respective ownership interests of FXCM Holdings.

(d)	Adjustment to reflect the elimination of the mark-to-market gain/loss on the fair value of the derivative liability associated with the Letter Agreement resulting from the termination and exchange of the Letter Agreement for a 49.9% non-controlling membership interest in FXCM Group held by Leucadia. The loss on the fair value of the derivative liability associated with the Credit Agreement does not impact these pro forma adjustments.

(e)	Net adjustment to reflect the changes to the amortization of original issue discount, issuance fee discount, debt issuance costs, deferred financing fee and deferred interest resulting from the extension of the maturity date of the Credit Agreement by one year.

(f)	Effect of the pro forma adjustments on net income (loss) from continuing operations attributable to non-controlling interest in FXCM Holdings as a result of the change in (g) below.

(g)	Effect of the pro forma adjustments on net income (loss) from continuing operations attributable to the non-controlling interest in FXCM Group held by Leucadia determined using the HLBV method described in (b) above.

(h)	Effect of the pro forma adjustments on net income (loss) from continuing operations attributable to FXCM Inc. as a result of the change in (g) above.